UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 6, 2015

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 6, 2015, USA Truck, Inc. (the "Company") appointed Thomas Glaser as Interim Chief Operating Officer. Mr. Glaser is serving pursuant to a Consulting Agreement, dated April 6, 2015. Under the Consulting Agreement, Mr. Glaser will devote substantially all of his business time and activity to the role of Interim Chief Operating Officer. As Interim Chief Operating Officer, Mr. Glaser will have the roles and responsibilities customary to such a position, subject to certain limitations and the direction and oversight of the Chairman of the Board and our Board of Directors. Mr. Glaser will be paid $30,000 per month for his services plus reimbursement of reasonable and customary expenses. The initial term is three months, subject to monthly renewals and the ability of either party to terminate on two weeks’ notice.

Mr. Glaser, 65, has served as a director of the Company since May 2014 and has worked as an independent consultant to the truckload industry since 2010.  He previously served as our Interim Chief Operating Officer from January 2013 to June 2013.  Mr. Glaser served as President and Chief Executive Officer of Arnold Transportation Services, Inc., a dry van freight services provider, from January 2008 to March 2010, as well as a board member of Priority Transportation, Inc., from February 2008 to June 2010.  Previously, Mr. Glaser held several positions at Celadon Group, Inc., from April 2001 to August 2007, most recently serving as President and Chief Operating Officer.  Mr. Glaser holds a B.S. in Business Administration from the University of Michigan.

There is no arrangement or understanding between Mr. Glaser and any other person pursuant to which Mr. Glaser was appointed as Interim Chief Operating Officer of the Company.  There are no transactions in which Mr. Glaser has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by the Company on April 6, 2015.

         The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

   The information in Item 9.01 of this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)
Date:	April 6, 2015	/s/ Michael Borrows
Michael Borrows
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release issued by the Company on April 6, 2015.